                                                                    EXHIBIT 32.1


                        CERTIFICATION OF CEO PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

To the best of my knowledge and belief, the Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November __, 2003, by Arlington Hospitality, Inc. fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Arlington Hospitality, Inc.

A signed original of this written statement required by Section 906 has been provided to Arlington Hospitality, Inc. and will be retained by Arlington Hospitality, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                             /s/ Jerry H. Herman
                                             -----------------------------------
                                             Name:    Jerry H. Herman
                                                   -----------------------------
                                             Title:   Chief Executive Officer
                                                   -----------------------------


November 14, 2003